CNG NONEMPLOYEE DIRECTORS' FEE PLAN
                                  TRUST AGREEMENT


         This Agreement made this 28th day of September, 1995, by and between Connecticut Natural Gas Corporation of Hartford, Connecticut ("CNG") and Fleet Bank, N.A., a bank with trust powers having a principal place of business in Hartford, Connecticut ("Trustee");

         WHEREAS, CNG has adopted and maintains the CNG Nonemployee Directors' Fee Plan for those of its directors who are not full-time employees of CNG (hereinafter called the "Plan");

         WHEREAS, CNG has incurred liability and expects to incur additional liability under the terms of such Plan with respect to the individuals participating in such Plan;

         WHEREAS, CNG wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of CNG's creditors in the event of CNG's insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded arrangement;

         WHEREAS, it is the intention of CNG to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:


                                     ARTICLE 1
                              Establishment of Trust
                              ----------------------

         1.1 CNG hereby establishes with the Trustee a Trust consisting of such sums of money and other property as shall from time to time be paid or delivered to the Trustee and the earnings and profits thereon. All such assets, all investments made therewith and proceeds thereof, less the payments or other distributions which at the time of reference shall have been made by the Trustee as authorized herein, are referred to herein as the "Fund" and shall be held, administered and disposed of by the Trustee, in trust, in accordance with the provisions of this Agreement.

         1.2 The Trust hereby established shall be irrevocable. CNG shall have no right or power to direct Trustee to return to CNG or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

         1.3 The Trust is intended to be a grantor trust, of which CNG is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.


         1.4 The Fund shall be held separate and apart from other funds of CNG and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against CNG. Any assets held by the Trust will be subject to the claims of CNG's general creditors under federal and state law in the event of insolvency, as defined in paragraph 3.1 herein.



                                     ARTICLE 2
               Payments to Plan Participants and Their Beneficiaries
               -----------------------------------------------------

         2.1 Except for the records dealing solely with the Fund and its investment which shall be maintained by the Trustee, CNG shall maintain all the participant records contemplated by the Plan. All such records shall be made available promptly on request to the Trustee. CNG shall also perform such other duties and responsibilities as CNG determines are necessary or advisable to achieve the objectives of this Agreement.

         2.2 CNG shall prepare a certification to the Trustee that the participant's benefits under a Plan have become payable. Such certification shall include the amount of such benefits, the manner of payment, and commencement date thereof, and the name, address and Social Security number of the recipient. Upon the receipt of such certified statement and appropriate federal tax withholding information, the Trustee shall commence distributions from the Fund in accordance therewith to the person or persons so indicated and to CNG with respect to taxes required to be withheld. CNG shall have full responsibility for the payment of all withholding taxes to the appropriate taxing authority and shall furnish each participant or beneficiary with the appropriate tax information form evidencing such payment and the amount thereof.

         2.3 The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by CNG or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the Plan.

         2.4 CNG may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. CNG shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries.

         2.5 No further benefits shall be payable from the Fund with respect to any participant or beneficiary at any time when the Fund has been exhausted; provided, however, that no such reduction shall eliminate CNG's remaining liability, if any, under the Plan with respect to the participants and their beneficiaries.

         2.6 Nothing provided in this Agreement shall relieve CNG of its liabilities to pay the benefits provided under the Plan except to the





   extent such liabilities are met by application of Fund assets. It is the intent of CNG to have the Fund established hereunder satisfy in whole or in part CNG's legal liability under the Plan in respect of the eligible participants and beneficiaries. CNG therefore agrees that all income deductions and credits under the Agreement belong to it as owner for income tax purposes and will be included in CNG's income tax returns.


                                     ARTICLE 3
                Trustee Responsibility Regarding Payments to Trust
                         Beneficiary When CNG is Insolvent
                --------------------------------------------------

         3.1 Trustee shall cease payment of benefits to Plan participants and their beneficiaries if CNG is Insolvent. CNG shall be considered "Insolvent" for purposes of this Trust Agreement if (i) CNG is unable to pay its debts as they become due, or (ii) CNG is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         3.2 At all times during the continuance of this Trust, as provided in Paragraph 1.4 hereof, the principal and income of the Trust shall be subject to claims of general creditors of CNG under federal and state law as set forth below:

                 (a) The Board of Directors and the Chief Executive Officer of CNG shall have the duty to inform Trustee in writing of CNG's insolvency. If a person claiming to be a creditor of CNG alleges in writing to Trustee that CNG has become Insolvent, Trustee shall determine whether CNG is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

                 (b) Unless Trustee has actual knowledge of CNG's insolvency, or has received notice from CNG or a person claiming to be a creditor alleging that CNG is Insolvent, Trustee shall have no duty to inquire whether CNG is Insolvent. Trustee may in all events rely on such evidence concerning CNG's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning CNG's solvency.

                 (c) If at any time Trustee has determined that CNG is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of CNG's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of CNG with respect to benefits due under the Plan or otherwise.

                 (d) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Article 2 of this Trust Agreement only after Trustee has determined that CNG is not Insolvent (or is no longer Insolvent).

         3.3 Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Paragraph
   3.2 hereof and subsequently resumes such payments, the first payment





   following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by CNG in lieu of the payments provided for hereunder during any such period of discontinuance.

         3.4 CNG represents and agrees that the Trust established hereunder does not fund and is not intended to fund the Plan or any other employee benefit plan or other program of CNG. The Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of money as and when CNG so determines in its sole discretion for meeting part or all of its future deferred compensation obligations under the Plan. Contributions by CNG to the Fund shall be in amounts determined solely by CNG. The purpose of the Trust is to provide a fund from which deferred compensation may be payable under the Plan and as to which the participants and beneficiaries may, by exercising the procedures set forth herein, have access to some or all of their benefits as such become due without having the payment of such benefits subject to the administrative control of CNG unless CNG becomes insolvent. CNG further represents that the Plan is exempt from the application of the Employee Retirement Income Security Act of 1974 ("ERISA"). CNG further represents that the Plan is not qualified under Section 401 of the Code and therefore is not subject to any of the Code requirements applicable to tax-qualified plans.


                                     ARTICLE 4
                                   Contributions
                                   -------------

         4.1 CNG shall provide the Trustee with a copy of the Plan and all amendments thereto. After the execution of this Agreement, CNG shall promptly file with the Trustee a certified list of the names and specimen signatures of the officers of CNG authorized to act for it. CNG shall promptly notify the Trustee and the Trustee's agent of the addition or deletion of any person's name to or from such list. Until receipt by the Trustee of notice that any person is no longer authorized so to act, the Trustee may continue to rely on the authority of such person. All certifications, notices and directions by any such person or persons to the Trustee shall be in writing signed by such person or persons. The Trustee may rely on any certification, notice or direction of CNG that the Trustee believes to have been signed by a duly authorized officer or agent of CNG. CNG shall be responsible for keeping accurate books and records with respect to the participants and their rights and interests in the Trust and under the Plan.

         4.2 CNG shall make its contributions to the Trust in accordance with appropriate corporate action.

         4.3 CNG shall indemnify and hold harmless the Trustee for any liability or expenses including without limitation reasonable attorneys' fees incurred by the Trustee with respect to holding, managing, investing or otherwise administering the Fund other than by its negligence or willful misconduct.







                                     ARTICLE 5
                    Investment of Trust Fund; Duties of Trustee
                    -------------------------------------------

         5.1 The Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the Fund if it acts in good faith and in accordance with the terms of the Trust and any applicable federal or state laws, rules or regulations.

         5.2 Subject to investment guidelines agreed to in writing from time to time by CNG and the Trustee, the Trustee shall have the power in investing and reinvesting the Fund in its sole discretion:

                 (a) to retain assets transferred hereunder, and invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets, including without limitation common and preferred stocks, bonds, notes, debentures, leaseholds, mortgages, certificates of deposit or demand or time deposits (including any such deposits with the Trustee), shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and annuity contracts, and oil, mineral or gas properties, royalties, interests or rights, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Fund. In no event shall any participant or beneficiary under the Plan be the legal owner of any part of the Fund;

                 (b) to invest and reinvest all or any portion of the Fund collectively through the medium of any common, collective or commingled trust fund that may be established and maintained by the Trustee, the instrument or instruments establishing such trust fund or funds as amended being made a part of this Agreement so long as any portion of the Fund shall be invested through the medium thereof;

                 (c) to sell or exchange any property held by it at public or private sale for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property, and to enter into any covenant or agreement to purchase any property in the future;

                 (d) to participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

                 (e) to deposit any property held by it with any protective reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;

                 (f) to extend the time of payment of any obligation held by it;







                 (g) to hold uninvested any moneys received by it without liability for any interest thereon until such moneys shall be invested, reinvested or disbursed;

   (h)to exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

                 (i) for the purposes of this Trust, to borrow money from others, to issue its promissory note or notes therefor and to secure the payment thereof by pledging any property held by it;

                 (j) to employ suitable agents and counsel, who may be counsel to CNG or the Trustee, and to pay their reasonable expenses and compensation from the Trust property to the extent not paid by CNG;

                 (k) to cause any property held by it to be registered and held in the name of one or more nominees with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold securities in bearer form;

                 (l) to settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by CNG to its reasonable satisfaction against liability or expenses it might incur therefrom;

                 (m) generally to do all acts, whether or not expressly authorized, that the Trustee may deem necessary or desirable for the protection of the Fund; and

                 (n) notwithstanding any language in this Agreement, the Trustee shall not have the power to start, to enter into or otherwise engage in any business enterprise, or to continue to operate as any business interest that becomes part of the Fund, if such activity constitutes "carrying on business" as referred to in Section 301.7701-2 of the IRS Procedures and Administration Regulations.

                 (o) In addition to the powers and authority set forth elsewhere in this Agreement, the Trustee is authorized to invest and reinvest all or a portion of the Fund in shares of any open-ended investment fund or company, including, but not limited to, any such fund or company which is managed by an affiliate of the Trustee. CNG acknowledges the receipt of a prospectus describing the investment portfolios established pursuant to a Declaration of Trust under the name "Galaxy Fund" ("Galaxy"). Based upon this prospectus, CNG consents to the investment of Fund assets in Galaxy under those circumstances under which the Trustee would otherwise, in the exercise of its discretion (including the investment objectives which CNG has established for the Fund), invest assets in investments similar or comparable to those represented by Galaxy. CNG may revoke this consent by written notice to the Trustee. CNG understands that Galaxy is advised by Fleet Investment Advisors, Inc., an affiliate of the Trustee, which receives a management fee therefor as disclosed in the prospectus. Where the Trustee has investment authority





   and responsibility, either (a) the Fund's pro rata share of any investment advisory fees paid to Fleet Investment Advisors, Inc. by Galaxy shall be rebated to the Fund, or (b) the fees paid by the Fund to the Trustee shall be reduced by an amount equal to any investment advisory fees which have been paid by the Fund by virtue of its participation in Galaxy.

         5.3 No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

         5.4 The Trustee shall distribute moneys from the Fund in accordance with Article 2 hereof. The Trustee may make any distribution required hereunder by mailing its check for the specified amount to the person to whom such payment is to be made at such address as may have been last furnished to the Trustee, or if no such address shall have been so furnished, to such person in care of CNG (or if so directed by CNG) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

         5.5 If at any time there is no person authorized to act under the Trust on behalf of CNG, the Compensation Committee of the Board of Directors of CNG shall have the authority to act hereunder.


                                     ARTICLE 6
                                Taxes and Expenses
                                ------------------

         6.1 CNG shall pay any federal, state or local taxes on the Fund, or any part thereof and on the income therefrom. The Trustee may pay such taxes directly using assets in the Fund if CNG does not make payment directly.

         6.2 The Trustee shall be entitled to payment for its reasonable expenses for the management and administration of the Fund, including without limitation reasonable expenses of counsel and other agents employed by the Trustee and reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by CNG and the Trustee in writing; provided, however, that if the Trustee forwards an amended fee schedule to CNG requesting its agreement thereto and CNG fails to object within thirty (30) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by CNG and the Trustee.
   Such expenses and compensation may be paid from the Fund to the extent not paid by CNG.


                                     ARTICLE 7
                                  Administration
                                  --------------

         7.1 The Trustee shall keeps books of account of the administration of the Trust and shall show all its receipts and disbursements hereunder. The books of account of the Trustee with respect to the Trust shall be open to inspection by CNG or its representatives at all reasonable times during normal business hours of the Trustee and may be audited not more frequently





   than once each fiscal year by an independent certified public accountant engaged by CNG.

         7.2 Within a reasonable time after the close of each fiscal year of CNG (or in the Trustee's discretion, at more frequent intervals), or after any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to CNG an account of its acts and transactions as Trustee during the fiscal year, a portion thereof, or during such period from the close of the last fiscal year to the terminating of the Trustee's duties respectively, including a statement of the then current value of the Fund. Any such account shall be deemed accepted and approved by CNG and the Trustee shall be relieved and discharged if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction unless protested by written notice to the Trustee within sixty
   (60) days of receipt thereof by CNG. The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided, or for the determination of any question of construction or for instructions. In any such action or proceeding, it shall be necessary to join as parties only the Trustee and CNG (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.


                                     ARTICLE 8
                              Resignation and Removal
                              -----------------------

         8.1 The Trustee may resign at any time by delivering written notice thereof to CNG, provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to CNG, or (ii) the appointment of a successor trustee.

         8.2 The Trustee may be removed at any time by CNG pursuant to a resolution of the Board of Directors of CNG upon delivery to the Trustee of a certified copy of such resolution and sixty (60) days' written notice (or a shorter period if such notice period is waived in whole or in part by the Trustee) of (i) such removal, and (ii) the appointment of a successor trustee.

         8.3 Upon the resignation or removal of the Trustee, a successor trustee shall be appointed by CNG. Such successor trustee shall be a bank or trust company established under the laws of the United States or a state within the United States. Such appointment shall take effect upon delivery to the Trustee of (i) a written appointment of such successor trustee duly executed by CNG, and (ii) a written acceptance by such successor trustee duly executed thereby. Any successor trustee shall have all the rights, powers and duties granted to the Trustee hereunder.

         8.4 If within sixty (60) days of the delivery of the Trustee's written notice of resignation a successor trustee shall not have been appointed, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.







         8.5 Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Fund to such successor. Under no circumstances shall the Trustee transfer or deliver the Fund to any successor which is not a bank or trust company as hereinabove defined.


                                     ARTICLE 9
                                    Termination
                                    -----------

         9.1 The Trust shall not terminate until the date on which no participant or beneficiary shall be entitled to any benefits under the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be paid to CNG. Upon completing such distribution, the Trustee shall be relieved and discharged. The powers of the Trustee shall continue as long as any part of the Fund remains in its possession.


                                    ARTICLE 10
                                     Amendment
                                     ---------

         10.1 This Agreement may be amended in whole or in part at any time and from time to time by a written instrument approved by the Board of Directors of CNG and executed by CNG and the Trustee, except to make the Trust revocable or to alter Paragraph 9.1 hereof. The consent of any Plan participant or beneficiary shall not be required to any amendment to the Agreement.


                                    ARTICLE 11
                                 Change of Control
                                 -----------------

         11.1 For purposes of this Agreement, a "Change of Control" shall mean: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either 1) the then outstanding shares of common stock of CNG (the "Outstanding Common Stock") or 2) the combined voting power of the then outstanding voting securities of CNG entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: 1) any acquisition directly from CNG, 2) any acquisition by CNG, 3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by CNG or any corporation controlled by CNG or 4) any acquisition by any corporation pursuant to a transaction which complies with clauses 1), 2) and 3) of subsection (iii) of this Article 11; or (ii) Individuals who, as of the date hereof, constitute the board of directors of CNG (the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors of CNG (the "Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or





   nomination for election by CNG's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of CNG (a "Business Combination"), in each case, unless, following such Business Combination, 1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directory or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns CNG or all or substantially all of CNG's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be 2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of CNG or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and 3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) Approval by the shareholders of CNG of a complete liquidation or dissolution of CNG.

         11.2 Notwithstanding any other provision of this Agreement to the contrary, as soon as practicable following a Change of Control, CNG shall calculate the maximum aggregate amount required under the Plans to satisfy the liability to all Participants (and beneficiaries) who may be entitled to payments under the Plan as of the Change of Control and shall calculate an estimate of the expenses reasonably likely to be incurred by the Trust from the date of calculation until the termination of the Trust including the Trustee's fees. The aggregate of such amounts for the Plan plus such additional amount as CNG reasonably determines to be necessary to pay the anticipated expenses of the Trust including the Trustee's fees is hereinafter referred to as the "Maximum Amount Payable." CNG shall have the obligation to make contributions to the Trust and shall make contributions to the Trust in cash, within three business days of such calculation, in an amount equal to the excess (the "Excess"), of any, of the Maximum Amount Payable over the then fair market value of the Fund. As of each subsequent valuation, CNG shall make a similar calculation; and if at any time following a Change of Control a valuation of the Fund occurs pursuant to this Agreement, and it is determined that an Excess shall





   exist, CNG shall within three days thereof contribute in cash such amount to the Trust as is necessary to eliminate the Excess.

         11.3 The Board of Directors of CNG and the Chief Executive Officer of CNG shall each have a duty to inform the Trustee whenever a Change of Control has occurred. If any two Participants notify the Trustee in writing that a Change of Control has occurred, then unless the Trustee receives written notice from CNG that, in the opinion of independent legal counsel to CNG (which opinion may be based on representations of fact as long as counsel does not know that such representations are untrue), such a Change of Control has not occurred, a Change of Control will be deemed to have occurred for purposes of this Agreement.


                                    ARTICLE 12
                                   Miscellaneous
                                   -------------

         12.1 This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the State of Connecticut insofar as such laws do not contravene any applicable federal laws, rules or regulations.

         12.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

         12.3 Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process. A participant has only CNG's unsecured promise to pay benefits under the Plan and has the status of an unsecured general creditor. No participant receives any right against or security interest in the Fund. The Fund shall at all times remain subject to claims of general creditors of CNG as provided herein.

         12.4 This Agreement shall be binding upon and inure to the benefit of any successor to CNG or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or similar transaction, the successor to CNG or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in Paragraph 4.1 of this Agreement.

         12.5 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which shall together constitute only one agreement.

         12.6 Communications to the Trustee shall be sent to the Trustee's principal office or to such other address as the Trustee may specify in writing. No communication shall be binding upon the Trustee until it is received by the Trustee. Communications to CNG shall be sent to CNG's principal office or to such other address as CNG may specify in writing.





         IN WITNESS WHEREOF, the parties hereto have caused the Trust Agreement to be duly executed this 28th day of September, 1995.

   ATTEST:                             CONNECTICUT NATURAL GAS
                                         CORPORATION


   Mark W. Dudzik                      By R. L. Babcock
   ------------------------------      -----------------------------
                                          Its Vice President


   ATTEST:                             FLEET BANK, N.A.


   Jean M. Breuler                     By  William B. Parent
   ------------------------------      ------------------------------
                                          Its  Vice President














































   STATE OF CONNECTICUT    )
                                 )  ss.                  Sep. 28, 1995
   COUNTY OF HARTFORD

         Personally appeared R. L. Babcock, Vice President of Connecticut Natural Gas Corporation, as aforesaid, signer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President, and the free act and deed of said corporation, before me.


                                             Alfred B. Lawson, Jr.
                                       ----------------------------------
                                       Commissioner of the Superior Court
                                       Notary Public
                                       My Commission Exp. May 31, 1996

   STATE OF CONNECTICUT    )
                                 )  ss.                  Sept 29, 1995
   COUNTY OF Hartford

         Personally appeared W. B. Parent, Vice President of Fleet Bank, N.A., as aforesaid, signer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said corporation, before me.


                                             Frances A. Maslona
                                       ----------------------------------
                                       Commissioner of the Superior Court
                                       Notary Public
                                       My Commission Expires Apr. 30, 1999
























